Stoneport Advisors Commodity Long Short ETF

Schedule of Investments

May 31, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 51.1%
Money Market Funds - 51.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(a)(b)	312,859	$312,859

TOTAL SHORT-TERM INVESTMENTS (Cost $312,859)		312,859

TOTAL INVESTMENTS - 51.1% (Cost $312,859)		$312,859
Other Assets in Excess of Liabilities - 48.9%		299,524
TOTAL NET ASSETS - 100.0%		$612,383

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Stoneport Advisors Commodity Long Short ETF

Schedule of Futures Contracts

May 31, 2026 (Unaudited)

The Stoneport Advisors Commodity Long Short ETF had the following futures contracts outstanding with Morgan Stanley & Co., Inc. as of May 31, 2026:

FUTURES CONTRACTS - (4.8)%
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	1	06/30/2026	$91,120	$(16,053)
Corn(a)	1	07/14/2026	22,337	(229)
Soybeans(a)	1	07/14/2026	59,338	109
WTI Crude Oil(a)	1	06/22/2026	87,360	(13,073)
				(29,246)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Natural Gas(a)	(1)	06/26/2026	(32,900)	$(1,363)
Sugar No. 11(a)	(1)	06/30/2026	(15,747)	1,318
				(45)

Net Unrealized Appreciation (Depreciation)				$(29,291)

(a)	All or a portion of the investment is a holding of the Stoneport Advisors Commodity LS Cayman Subsidiary.